Exhibit 99.1

Persons Described in Instruction C

The following is a list of the executive officers and directors of BPGIC Holdings Limited

Name, Business Address, Position	Principal Business or Occupation	Citizenship
Dr. Yousef Alassaf c/o BPGIC Holdings Limited, P.O. Box 50170 Fujairah, United Arab Emirates (Director of BPGIC PLC, BPGIC Holdings and Chairman of the Issuer)	President of the Rochester Institute of Technology (Dubai) (Principal Business: Higher education) Address: Techno Point Building, 1st Floor, Dubai Silicon Oasis - Dubai - United Arab Emirates	Jordan

Abu Bakar Chowdhury c/o BPGIC Holdings Limited, P.O. Box 50170 Fujairah, United Arab Emirates (Director of BPGIC PLC, BPGIC Holdings and Issuer)

Chief Financial Officer and Managing Director of ASMA Capital Partners, the Manager of IDB Infrastructure Fund II

(Principal Business: Multi-fund asset management)

Address: 10th Floor, GBCorp Tower
Bahrain Financial Harbour, PO Box 60340
Manama, Kingdom of Bahrain

Australia

Nicolaas Paardenkooper

c/o BPGIC Holdings Limited, P.O. Box 50170

Fujairah, United Arab Emirates

(Director and Chief Executive Officer of BPGIC PLC, BPGIC Holdings Limited, Brooge Energy Limited and its subsidiaries)

	Chief Executive Officer of Brooge Energy Limited and its subsidiaries (Principal Business: Oil storage and services) Address: P.O. Box 50170 Fujairah, United Arab Emirates	The Netherlands

Saleh Yammout c/o BPGIC Holdings Limited, P.O. Box 50170 Fujairah, United Arab Emirates (Director of BPGIC PLC, BPGIC Holdings Limited, Brooge Energy Limited and its subsidiaries)	Director of Brooge Energy Limited (Principal Business: Oil storage and services) Address: P.O. Box 50170 Fujairah, United Arab Emirates	United States of America

Dr. Simon Madgwick c/o BPGIC Holdings Limited, P.O. Box 50170 Fujairah, United Arab Emirates (Director of BPGIC PLC, BPGIC Holdings and Issuer)

Partner of Portinate Consulting and Managing Director at Protank Ltd.

(Principal Business of Portinate: Management and business consulting)

(Principal Business of Protank: Midstream energy advisory consulting)

Address of Portinate Consulting: Portinate Limited, Fortis House

Cothey Way, Isle of Wight, PO33 1QT, UK

Address of Protank Ltd.: Protank Limited , Innovations House, 19 Staple Gardens, Winchester , SO23 8SR, UK

United Kingdom

Lina S. Saheb c/o BPGIC Holdings Limited, P.O. Box 50170 Fujairah, United Arab Emirates (Chief Strategy Officer of BPGIC Holdings Limited, Brooge Energy Limited and its subsidiaries)	Chief Strategy Officer of Brooge Energy Limited and its subsidiaries (Principal Business: Oil storage and services) Address: P.O. Box 50170 Fujairah, United Arab Emirates	Republic of Iraq
Faisal Selim c/o BPGIC Holdings Limited, P.O. Box 50170 Fujairah, United Arab Emirates (Chief Marketing Officer of BPGIC Holdings Limited, Brooge Energy Limited and its subsidiaries)	Chief Marketing Officer of Brooge Energy Limited and its subsidiaries (Principal Business: Oil storage and services) Address: P.O. Box 50170 Fujairah, United Arab Emirates	Egypt

Brooge Petroleum and Gas Investment Company (BPGIC) FZE c/o BPGIC Holdings Limited, P.O. Box 50170, Fujairah, United Arab Emirates (Sole shareholder of BPGIC Holdings Limited)	Ownership of equity in BPGIC Holdings Limited	England and Wales

The following is a list of the executive officers and directors of Brooge Petroleum and Gas Investment Company (BPGIC) PLC

Name, Business Address, Position	Principal Business or Occupation	Citizenship
Dr. Yousef Alassaf c/o BPGIC Holdings Limited, P.O. Box 50170 Fujairah, United Arab Emirates (Director of BPGIC PLC, BPGIC Holdings and Chairman of the Issuer)	President of the Rochester Institute of Technology (Dubai) (Principal Business: Higher education) Address: Techno Point Building, 1st Floor, Dubai Silicon Oasis - Dubai - United Arab Emirates	Jordan

Abu Bakar Chowdhury c/o BPGIC Holdings Limited, P.O. Box 50170 Fujairah, United Arab Emirates (Director of BPGIC PLC, BPGIC Holdings and Issuer)

Chief Financial Officer and Managing Director of ASMA Capital Partners, the Manager of IDB Infrastructure Fund II

(Principal Business: Multi-fund asset management)

Address: 10th Floor, GBCorp Tower
Bahrain Financial Harbour, PO Box 60340
Manama, Kingdom of Bahrain

Australia

Nicolaas Paardenkooper

c/o BPGIC Holdings Limited, P.O. Box 50170

Fujairah, United Arab Emirates

(Director and Chief Executive Officer of BPGIC PLC, BPGIC Holdings Limited, Brooge Energy Limited and its subsidiaries)

	Chief Executive Officer of Brooge Energy Limited and its subsidiaries (Principal Business: Oil storage and services) Address: P.O. Box 50170 Fujairah, United Arab Emirates	The Netherlands

Saleh Yammout c/o BPGIC Holdings Limited, P.O. Box 50170 Fujairah, United Arab Emirates (Director of BPGIC PLC, BPGIC Holdings Limited, Brooge Energy Limited and its subsidiaries)	Director of Brooge Energy Limited (Principal Business: Oil storage and services) Address: P.O. Box 50170 Fujairah, United Arab Emirates	United States of America

Dr. Simon Madgwick c/o BPGIC Holdings Limited, P.O. Box 50170 Fujairah, United Arab Emirates (Director of BPGIC PLC, BPGIC Holdings and Issuer)

Partner of Portinate Consulting and Managing Director at Protank Ltd.

(Principal Business of Portinate: Management and business consulting)

(Principal Business of Protank: Midstream energy advisory consulting)

Address of Portinate: Portinate Limited, Fortis House

Cothey Way, Isle of Wight, PO33 1QT, UK

Address of Protank: Protank Limited , Innovations House, 19 Staple Gardens, Winchester , SO23 8SR, UK

United Kingdom

SBD International LP c/o BPGIC Holdings Limited, P.O. Box 50170, Fujairah, United Arab Emirates (Owner of 60% of equity of BPGIC PLC)	Ownership of equity in BPGIC PLC	Cayman Islands

The following is a list of the general partners and controlling persons of SBD International LP

Name, Business Address, Position	Principal Business or Occupation	Citizenship
SD Holdings Limited c/o BPGIC Holdings Limited, P.O. Box 50170, Fujairah, United Arab Emirates (General Partner of SBD International LP)	Management of SBD International LP	Cayman Islands

Salman Dawood Salman Al-Ameri c/o BPGIC Holdings Limited, P.O. Box 50170, Fujairah, United Arab Emirates (Director and sole shareholder of SD Holdings Limited)	Private investor	Iraq

The following is a list of the executive officers and directors of SD Holdings Limited

Name, Business Address, Position	Principal Business or Occupation	Citizenship
Salman Dawood Salman Al-Ameri c/o BPGIC Holdings Limited, P.O. Box 50170, Fujairah, United Arab Emirates (Director and sole shareholder of SD Holdings Limited)	Private investor	Iraq

The following is a list of the general partners and controlling persons of HBS Investments LP

Name, Business Address, Position	Principal Business or Occupation	Citizenship
O2 Investments Limited c/o BPGIC Holdings Limited, P.O. Box 50170, Fujairah, United Arab Emirates (General Partner of HBS Investments LP)	Management of HBS Investments LP	Cayman Islands

Salman Dawood Salman Al-Ameri c/o BPGIC Holdings Limited, P.O. Box 50170, Fujairah, United Arab Emirates (Director and sole shareholder of O2 Investments Limited)	Private investor	Iraq

The following is a list of the executive officers and directors of O2 Investments Limited

Name, Business Address, Position	Principal Business or Occupation	Citizenship
Salman Dawood Salman Al-Ameri c/o BPGIC Holdings Limited, P.O. Box 50170, Fujairah, United Arab Emirates (Director and sole shareholder of O2 Investments Limited)	Private investor	Iraq

The following is a list of the general partners and controlling persons of H Capital International LP

Name, Business Address, Position	Principal Business or Occupation	Citizenship
Gyan Investments Limited c/o BPGIC Holdings Limited, P.O. Box 50170, Fujairah, United Arab Emirates (General Partner of H Capital International LP)	Management of H Capital International	Cayman Islands

Hind Mohammed Muktar Ahmed c/o BPGIC Holdings Limited, P.O. Box 50170, Fujairah, United Arab Emirates (Director and sole shareholder of Gyan Investments Limited)	Private investor	United Arab Emirates

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